[EATON VANCE LOGO]

[GRAPHIC]
[GRAPHIC]
[GRAPHIC] EDUCATION

ANNUAL REPORT DECEMBER 31, 2001

EATON VANCE MUNICIPAL BOND FUND

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President

As a major financing mechanism for local and state public initiatives, the municipal bond market is among the most complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal securities, with 1.5 million separate bond issues outstanding. Not surprisingly, given the complexity and diversity of this market, professional trading expertise can provide a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the trading fundamentals within this dynamic market.

THE MUNICIPAL BOND MARKET:
A $1.5 TRILLION OVER-THE-COUNTER
FINANCIAL MARKETPLACE...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules adopted in 1994, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

BOND PRICES AND YIELDS ARE INFLUENCED BY MANY FUNDAMENTAL AND TECHNICAL
FACTORS...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

     -   Coupon;

     -   Maturity;

     -   Call provisions;

     -   Trading characteristics of similar, bellwether bonds;

     -   Supply and demand for the bond;

     -   Creditworthiness of the issuer;

     -   Frequency of bond issuance by issuer; and

     -   Trading volume of the issue;

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

EXPERIENCE, SUPPORT AND MARKET
PRESENCE CAN PROVIDE AN ADVANTAGE...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             February 6, 2002

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS J. FETTER, PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE MUNICIPAL BOND FUND.

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President, Portfolio Manager


Q:   TOM, HOW DID THE FUND PERFORM IN 2001?

A: Eaton Vance Municipal Bond Fund Class A had a total return of 4.96% during the year ended December 31, 2001, the result of a decrease in net asset value per share (NAV) from $9.37 on December 31, 2000 to $9.34 on December 31, 2001, and the reinvestment of $0.487 in dividends.(1)

     Class B shares had a total return of 4.36% for the year ended December 31, 2001, the result of a decrease in NAV from $9.30 on December 31, 2000 to $9.28 on December 31, 2001, and the reinvestment of $0.420 in dividends.(1)

     Class I shares had a total return of 5.14% for the year ended December 31, 2001.(1) That return was the result of a decrease in NAV from $10.24 on December 31, 2000 to $10.20 on December 31, 2001, and the reinvestment of $0.557 in dividends.

     Based on the Fund's most recent dividends and NAVs on December 31, 2001 of $9.34 per share for Class A, $9.28 for Class B, and $10.20 for Class I, the distribution rates were 5.19%, 4.47% and 5.46%, respectively.(2) The distribution rates of Class A, Class B and Class I are equivalent to taxable rates of 8.52%, 7.34% and 8.97%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class I shares at December 31 were 5.16%, 4.67% and 5.69%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 8.47%, 7.67% and 9.34%, respectively.(3)


Q:   HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET IN 2001?

A: The municipal market responded well to the lower interest rate environment, as a weakening economy, disappointing corporate profits and continuing uncertainty following the events of September 11 precipitated a flight to quality. The Federal Reserve set the tone early in the year, when it began a series of actions aimed at boosting the economy. In eleven separate rate cuts, the Fed reduced its Federal Funds rate - a key short-term interest rate barometer - by 475 basis points (4.75%). By year-end, short-term rates were at their lowest level since the 1960s.

     The Fed's accommodative stance, together with mounting uncertainties, drew investors increasingly to the relative safe harbor of the municipal market. However, the municipal rally faltered in the fall months, as some anecdotal evidence suggested that the worst of


FUND INFORMATION
AS OF DECEMBER 31, 2001


PERFORMANCE(5)                     CLASS A        CLASS B          CLASS I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                           4.96%          4.36%            5.14%
Five Years                         N.A.           N.A.             6.22
Ten Years                          N.A.           N.A.             6.67
Life of Fund+                      4.04           3.03             7.29
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.05%         -0.63%            5.14%
Five Years                         N.A.           N.A.             6.22
Ten Years                          N.A.           N.A.             6.67
Life of Fund+                      2.78           2.38             7.29

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

FIVE LARGEST SECTOR WEIGHTINGS(6)
--------------------------------------------------------------------------------

[CHART]

ESCROWED-PREREFUNDED          10.6%
HOSPITAL                       9.3%
INSURED - TRANSPORTATION*      7.9%
SPECIAL TAX REVENUE            7.5%
INSURED - WATER & SEWER*       5.4%



(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. There is generally no sales charge for Class I shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) Taxable-equivalent rates assume maximum 39.1% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
    - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. (6) Five Largest Sector Weightings account for 40.7% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets. Weightings are subject to change. *Private insurance does not decrease the risk of loss of principal associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

    the slowdown might be over. However, while the market gave back some of its earlier gains, municipal bonds nonetheless generated positive returns in a year when many other asset classes - especially the equity markets - posted significant losses. That alone made municipals stand out in a difficult year. For the year ended December 31, 2001, the Lehman Brothers Municipal Bond Index rose 5.13%.(1)

Q: HAS THE WEAK ECONOMY HAD AN IMPACT ON HOW YOU'VE POSITIONED THE FUND IN RECENT MONTHS?

A: To a degree, yes. Credit selection is always an important determinant, but even more so in a weak economic climate. Recessions affect some sectors more dramatically than others and may lead to signifcant revenue shortfalls in the industries and communities most affected by a downturn. If the revenue crunch is especially severe, it could lead to potential credit downgradings. Accordingly, we have emphasized issuers that we believe are less subject to economic fluctuations and should be better able to weather an economic slowdown.

Q:  WITH THAT AS A BACKDROP, WHERE HAVE YOU FOCUSED THE FUND'S INVESTMENTS?

A: Escrowed bonds were the Fund's largest sector weighting at December 31, constituting 10.6% of the Fund's net assets. Escrowed bonds are those that have been pre-refunded by their issuers to take advantage of lower rates, much the way a homeowner refinances a mortgage. Because escrowed bonds are backed by Treasury bonds, they are regarded by investors as very high quality, an especially important consideration in a faltering economy.

    Elsewhere, hospital bonds, at 9.3%, represented the Fund's second largest weighting. While the hospital sector continues to face its own unique challenges, health care-related expenditures are typically not affected by economic trends. Thus, we have focused on well-regarded institutions whose revenues have remained fairly strong.

    Insured(2) transportation bonds, at 7.9%, were another large Fund weighting. The Fund's investments represented a broad range of projects, including airports, turnpikes and public transit authorities. Some transportation bonds are attractive in a weak economy because they are backed by fee income from fares or toll roads, income sources that are generally less vulnerable to economic fluctuations than are general tax revenues.

[GRAPHIC]

    Your Investment at Work
    Massachusetts Development
    Finance Authority
    Boston University

- Boston University is a highly competitive, private university offering undergraduate and graduate programs in a comprehensive range of disciplines, including, among many others, education, law, medicine, nursing and the arts.

- These bonds were issued to finance the construction and renovation of facilities, including dormitories, classrooms and faculty offices.

- The bonds have a 5.45% coupon and, with a 2059 maturity, provide excellent call protection. They represent an investment in a well-regarded college issuer, with strong enrollment demand supporting high tuition revenues.

FUND QUALITY WEIGHTINGS(3)

[CHART]

AAA                          41.25%
AA                           13.3%
A                             5.8%
BBB                           9.8%
CCC                           0.3%
NON-RATED                    29.6%


FUND OVERVIEW(3)

Number of Issues                    125
Average Rating                       A+
Average Maturity              24.2 Yrs.
Effective Maturity            21.1 Yrs.
Average Call                  11.1 Yrs.
Average Dollar Price             $89.86

(1) It is not possible to invest directly in an Index.
(2) Private insurance does not decrease the risk of loss of principal associated with this investment.
(3) Because the Fund is actively managed, Fund Quality Weightings and Fund Overview are subject to change.

Q:  ARE THERE ANY AREAS WHERE YOU HAVE REDUCED THE FUND'S EXPOSURE?

A: Yes. The Fund had a lower weighting in general obligations (GOs) at December 31 than it did a year ago. As I noted earlier, a recession often has a dramatic impact on state and local revenues, as personal and corporate tax revenues may fall below earlier projections. In addition, states and communities that have been especially hard-hit by corporate layoffs may face the need for increased spending on social services. With those pressures in mind, we have been very selective with respect to the Fund's GO investments, opting for insured(1) issues and school district issues, where revenues have tended to be fairly stable.

Q:  TOM, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING YEAR?

A: The outlook is fairly murky at this point. At the outset of 2002, the economy continued to give mixed signals, with the pace and timing of an eventual recovery far from certain. With inflation posing little threat, the Federal Reserve has indicated that it stands ready to add further stimulus in the form of more interest rate cuts, if necessary. If the economy starts to recover strongly, we would likely see interest rates move higher. However, if the economy remains stalled, or the recovery is unconvincing, we could see interest remain at or near their current levels.

    Given these uncertainties, together with an equity market that has raced well ahead of an earnings recovery and municipal yields that nearly equal taxable Treasury bond yields, I believe the municipal market offers good value and an attractive income alternative for today's balanced portfolio.

(1) Private insurance does not decrease the risk of loss of principal associated with this investment.

[GRAPH]

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MUNICIPAL BOND FUND CLASS I VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

                      DECEMBER 31, 1991--DECEMBER 31, 2001

--------------------------------------------------------------------------------
                    EATON VANCE           FUND                 LEHMAN BROTHERS
                   MUNICIPAL BOND       VALUE WITH              MUNICIPAL BOND
      DATE          FUND CLASS I       SALES CHARGE                 INDEX
--------------------------------------------------------------------------------
   12/31/1991         10,000                N/A                    10,000
    1/31/1992          9,982                                       10,023
    2/29/1992          9,985                                       10,026
    3/31/1992          9,998                                       10,030
    4/30/1992         10,084                                       10,119
    5/31/1992         10,256                                       10,238
    6/30/1992         10,450                                       10,410
    7/31/1992         10,783                                       10,722
    8/31/1992         10,605                                       10,618
    9/30/1992         10,651                                       10,687
   10/31/1992         10,427                                       10,582
   11/30/1992         10,735                                       10,772
   12/31/1992         10,891                                       10,882
    1/31/1993         11,016                                       11,008
    2/28/1993         11,428                                       11,406
    3/31/1993         11,320                                       11,286
    4/30/1993         11,458                                       11,399
    5/31/1993         11,551                                       11,463
    6/30/1993         11,767                                       11,655
    7/31/1993         11,769                                       11,670
    8/31/1993         12,011                                       11,913
    9/30/1993         12,208                                       12,049
   10/31/1993         12,233                                       12,072
   11/30/1993         12,095                                       11,966
   12/31/1993         12,364                                       12,218
    1/31/1994         12,505                                       12,358
    2/28/1994         12,154                                       12,038
    3/31/1994         11,530                                       11,548
    4/30/1994         11,568                                       11,646
    5/31/1994         11,713                                       11,746
    6/30/1994         11,630                                       11,675
    7/31/1994         11,836                                       11,889
    8/31/1994         11,910                                       11,930
    9/30/1994         11,692                                       11,755
   10/31/1994         11,461                                       11,546
   11/30/1994         11,167                                       11,337
   12/31/1994         11,465                                       11,587
    1/31/1995         11,865                                       11,918
    2/28/1995         12,241                                       12,265
    3/31/1995         12,318                                       12,406
    4/30/1995         12,332                                       12,420
    5/31/1995         12,689                                       12,816
    6/30/1995         12,537                                       12,704
    7/31/1995         12,591                                       12,825
    8/31/1995         12,696                                       12,987
    9/30/1995         12,750                                       13,069
   10/31/1995         13,013                                       13,259
   11/30/1995         13,277                                       13,480
   12/31/1995         13,463                                       13,609
    1/31/1996         13,545                                       13,712
    2/29/1996         13,478                                       13,619
    3/31/1996         13,264                                       13,445
    4/30/1996         13,210                                       13,407
    5/31/1996         13,224                                       13,402
    6/30/1996         13,305                                       13,548
    7/31/1996         13,455                                       13,671
    8/31/1996         13,442                                       13,668
    9/30/1996         13,676                                       13,859
   10/31/1996         13,884                                       14,015
   11/30/1996         14,149                                       14,272
   12/31/1996         14,107                                       14,212
    1/31/1997         14,163                                       14,239
    2/28/1997         14,291                                       14,369
    3/31/1997         14,106                                       14,178
    4/30/1997         14,235                                       14,297
    5/31/1997         14,450                                       14,512
    6/30/1997         14,796                                       14,666
    7/31/1997         15,405                                       15,073
    8/31/1997         15,202                                       14,931
    9/30/1997         15,465                                       15,108
   10/31/1997         15,686                                       15,206
   11/30/1997         15,775                                       15,295
   12/31/1997         16,099                                       15,518
    1/31/1998         16,292                                       15,678
    2/28/1998         16,343                                       15,683
    3/31/1998         16,402                                       15,697
    4/30/1998         16,309                                       15,626
    5/31/1998         16,565                                       15,873
    6/30/1998         16,622                                       15,936
    7/31/1998         16,637                                       15,976
    8/31/1998         16,942                                       16,223
    9/30/1998         17,170                                       16,425
   10/31/1998         17,061                                       16,425
   11/30/1998         17,150                                       16,482
   12/31/1998         17,187                                       16,524
    1/31/1999         17,407                                       16,720
    2/28/1999         17,238                                       16,647
    3/31/1999         17,284                                       16,670
    4/30/1999         17,327                                       16,712
    5/31/1999         17,130                                       16,615
    6/30/1999         16,745                                       16,376
    7/31/1999         16,724                                       16,435
    8/31/1999         16,344                                       16,304
    9/30/1999         16,190                                       16,311
   10/31/1999         15,789                                       16,134
   11/30/1999         15,965                                       16,305
   12/31/1999         15,694                                       16,184
    1/31/2000         15,472                                       16,113
    2/29/2000         15,832                                       16,301
    3/31/2000         16,418                                       16,657
    4/30/2000         16,190                                       16,558
    5/31/2000         15,947                                       16,472
    6/30/2000         16,539                                       16,909
    7/31/2000         16,931                                       17,144
    8/31/2000         17,272                                       17,408
    9/30/2000         17,091                                       17,318
   10/31/2000         17,313                                       17,507
   11/30/2000         17,481                                       17,639
   12/31/2000         18,146                                       18,075
    1/31/2001         18,088                                       18,254
    2/28/2001         18,235                                       18,312
    3/31/2001         18,445                                       18,476
    4/30/2001         18,024                                       18,276
    5/31/2001         18,326                                       18,473
    6/30/2001         18,554                                       18,596
    7/31/2001         19,005                                       18,872
    8/31/2001         19,475                                       19,183
    9/30/2001         19,302                                       19,118
   10/31/2001         19,519                                       19,336
   11/30/2001         19,344                                       19,183
   12/31/2001        $19,078                                      $19,001


PERFORMANCE**                   CLASS A         CLASS B          CLASS I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                        4.96%           4.36%            5.14%
Five Years                      N.A.            N.A.             6.22
Ten Years                       N.A.            N.A.             6.67
Life of Fund+                   4.04            3.03             7.29
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                       -0.05%          -0.63%            5.14%
Five Years                      N.A.            N.A.             6.22
Ten Years                       N.A.            N.A.             6.67
Life of Fund+                   2.78            2.38             7.29

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

* Source: TowersData, Bethesda, MD.

  The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class I shares and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/6/98 at net asset value would have been worth $11,709 on December 31, 2001; $11,151 including the 4.75% sales charge. An investment in the Fund's Class B shares on 1/14/98 at net asset value would have been worth $11,255 on December 31, 2001; $10,977, including the Fund's applicable CDSC.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.
  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on some Fund distributions or the redemption of Fund shares.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 1.0%
-------------------------------------------------------------------------
    $   890        Bell County, TX, Health Facilities        $    952,932
                   Authority, (Care Institute, Inc. -
                   Texas), 9.00%, 11/1/24
        980        St. Paul, MN, Housing and Redevelopment,     1,020,837
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24
-------------------------------------------------------------------------
                                                             $  1,973,769
-------------------------------------------------------------------------
Education -- 3.0%
-------------------------------------------------------------------------
    $ 2,000        Massachusetts Development Finance         $  1,894,120
                   Authority, (Boston University),
                   5.45%, 5/15/59
      2,500        New York Dormitory Authority,                2,254,250
                   (Rockefeller University), 4.75%, 7/1/37
      1,750        Ohio Higher Educational Facilities           1,592,132
                   Authority, (Oberlin College), Variable
                   Rate, 10/1/27(1)(2)
-------------------------------------------------------------------------
                                                             $  5,740,502
-------------------------------------------------------------------------
Electric Utilities -- 1.6%
-------------------------------------------------------------------------
    $   500        Connecticut Development Authority,        $    507,830
                   (Connecticut Light and Power), Variable
                   Rate, 9/1/28(1)(2)
        500        Connecticut Development Authority,             507,830
                   (Western Mass Electric), Variable Rate,
                   9/1/28(1)(2)
      2,100        Mississippi Business Finance Corp.,          2,015,832
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22
-------------------------------------------------------------------------
                                                             $  3,031,492
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.6%
-------------------------------------------------------------------------
    $14,000        Dawson Ridge, CO, Metropolitan District   $  3,664,500
                   #1, Escrowed to Maturity, 0.00%, 10/1/22
     10,000        Foothill/Eastern Transportation Corridor     4,306,700
                   Agency, CA, 0.00%, 1/1/18
      1,000        Maricopa County, AZ, IDA, (Place Five        1,237,470
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27
      5,500        Massachusetts Turnpike Authority,            5,480,585
                   Escrowed to Maturity, 5.00%, 1/1/20
      2,500        San Joaquin Hills Transportation             1,392,750
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14
     10,000        San Joaquin Hills Transportation             2,861,400
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25
      6,000        Savannah, GA, EDA, Escrowed to Maturity,     1,657,380
                   0.00%, 12/1/21
-------------------------------------------------------------------------
                                                             $ 20,600,785
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
General Obligations -- 3.5%
-------------------------------------------------------------------------
    $   125        California General Obligation, (FGIC),    $    258,637
                   Variable Rate, 12/1/29(2)(3)
      2,000        Florida Board of Education,                  1,820,960
                   4.75%, 6/1/28
      2,000        Georgia State General Obligation,            1,837,480
                   4.25%, 8/1/18
      3,000        North East, TX, Independent School           2,825,340
                   District, 5.00%, 2/1/30
-------------------------------------------------------------------------
                                                             $  6,742,417
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 4.2%
-------------------------------------------------------------------------
    $ 3,000        Allegheny County, PA, IDA, (Residential   $  2,909,130
                   Resources, Inc.), 6.50%, 9/1/21
        235        Suffolk County, NY, Industrial                 241,183
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15
        140        Suffolk County, NY, Industrial                 143,683
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15
        135        Suffolk County, NY, Industrial                 138,552
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15
      2,400        Tax Revenue Exempt Securities Trust,         2,284,024
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36
      2,016        Tax Revenue Exempt Securities Trust,         1,918,580
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36
        571        Tax Revenue Exempt Securities Trust,           570,896
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.00%, 12/1/36
-------------------------------------------------------------------------
                                                             $  8,206,048
-------------------------------------------------------------------------
Hospital -- 9.3%
-------------------------------------------------------------------------
    $ 1,500        California Health Facilities Authority,   $  1,676,280
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(2)
      1,000        Chautauqua County, NY, IDA, (Women's           887,920
                   Christian Association), 6.40%, 11/15/29
      1,885        Colorado Health Facilities Authority,        1,941,833
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22
      1,500        Forsyth County, GA, Hospital Authority,      1,382,055
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28
      1,750        Louisiana Public Facilities Authority,       1,768,795
                   (General Health Systems),
                   6.80%, 11/1/16
      2,400        Massachusetts HEFA, (Partners Healthcare     2,252,496
                   System), 5.25%, 7/1/29
      3,000        New Jersey Health Care Facilities            3,204,930
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,240        Oklahoma Development Finance Authority,   $    975,260
                   (Hillcrest Healthcare), 5.20%, 8/15/11
      1,575        Oneida County, NY, IDA, (St. Elizabeth       1,375,621
                   Medical Center), 5.75%, 12/1/19
        265        Prince George's County, MD, (Greater            86,655
                   Southeast Healthcare System),
                   6.20%, 1/1/08(4)
      1,030        Prince George's County, MD, (Greater           336,810
                   Southeast Healthcare System),
                   6.375%, 1/1/23(4)
      1,135        Rochester, MN, Health Care Facilities,       1,151,650
                   (Mayo Clinic), Variable Rate,
                   11/15/27(1)(2)
      1,100        San Benito, CA, Health Care District,          949,531
                   5.40%, 10/1/20
-------------------------------------------------------------------------
                                                             $ 17,989,836
-------------------------------------------------------------------------
Housing -- 4.7%
-------------------------------------------------------------------------
    $ 1,300        Florida Capital Projects Finance          $  1,294,124
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20
        335        Florida Capital Projects Finance               333,975
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05
      2,500        Georgia Private Colleges and                 2,467,200
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31
      1,420        Lake Creek, CO, (Affordable Housing          1,326,990
                   Corp.), 6.25%, 12/1/23
        900        Maricopa County, AZ, IDA, (National            834,498
                   Health Facilities II), 6.375%, 1/1/19
      1,280        North Little Rock, AR, Residential           1,212,237
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21
      1,000        Texas Student Housing Corp., (University       978,340
                   of Northern Texas), 6.85%, 7/1/31
        750        Texas Student Housing Corp., (University       745,560
                   of Northern Texas), 9.375%, 7/1/06
-------------------------------------------------------------------------
                                                             $  9,192,924
-------------------------------------------------------------------------
Industrial Development Revenue -- 3.9%
-------------------------------------------------------------------------
    $   545        Florence County, SC, (Stone Container),   $    537,724
                   7.375%, 2/1/07
      1,000        Hardeman County, TN, (Correctional             972,570
                   Facilities Corp.), 7.75%, 8/1/17
      1,000        Iowa Finance Authority, (Southbridge           932,540
                   Mall), 6.375%, 12/1/13
      1,750        New Jersey EDA, (Holt Hauling),              1,607,812
                   7.75%, 3/1/27
      2,450        Port Camas-Washougan, WA, (James River),     2,471,021
                   6.70%, 4/1/23
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 1,005        Valdez, AK, (British Petroleum),          $  1,036,034
                   Variable Rate, 8/1/25(1)(2)
-------------------------------------------------------------------------
                                                             $  7,557,701
-------------------------------------------------------------------------
Insured-Education -- 2.5%
-------------------------------------------------------------------------
    $ 2,000        New York Dormitory Authority, (New York   $  2,106,540
                   University), (AMBAC), 5.50%, 7/1/31
      1,000        Rhode Island Health and Educational            951,930
                   Building Corp., (School of Design),
                   (MBIA), 5.00%, 6/1/31
      1,750        Virginia College Building Authority,         1,777,528
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31
-------------------------------------------------------------------------
                                                             $  4,835,998
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.0%
-------------------------------------------------------------------------
    $ 1,230        Piedmont, SC, Municipal Power Agency,     $  1,115,647
                   (MBIA), 4.75%, 1/1/25
        800        Puerto Rico Electric Power Authority,          861,000
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)
-------------------------------------------------------------------------
                                                             $  1,976,647
-------------------------------------------------------------------------
Insured-General Obligations -- 3.4%
-------------------------------------------------------------------------
    $ 2,000        California, (AMBAC),                      $  2,164,660
                   Variable Rate, 11/1/19(1)(2)
      1,500        California, Residual Certificates,           1,633,410
                   (AMBAC), Variable Rate, 10/1/30(2)(3)
      1,500        Chicago, IL, (MBIA), 5.00%, 1/1/41           1,401,645
        600        Detroit, MI, School District, (FGIC),          543,774
                   4.75%, 5/1/28
      2,340        Merced, CA, Union High School District,        839,194
                   (FGIC), 0.00%, 8/1/20
-------------------------------------------------------------------------
                                                             $  6,582,683
-------------------------------------------------------------------------
Insured-Hospital -- 3.1%
-------------------------------------------------------------------------
    $ 1,500        Akron Bath Copley, OH, Township Hospital  $  1,431,720
                   District, (Childrens Hospital Center),
                   (FSA), 5.00%, 11/15/31
      1,095        Birmingham, AL, Health Care Facilities       1,095,000
                   Financing Authority, (MBIA), 4.52%,
                   11/15/20
      3,805        Maryland HEFA, (Medlantic/Helix Issue),      3,589,941
                   (AMBAC), 5.25%, 8/15/38
-------------------------------------------------------------------------
                                                             $  6,116,661
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Housing -- 1.1%
-------------------------------------------------------------------------
    $ 1,000        SCA MFMR Receipts, Burnsville, MN,        $  1,062,980
                   (FSA), 7.10%, 1/1/30
      1,000        SCA MFMR Receipts, Springfield, MO,          1,062,980
                   (FSA), 7.10%, 1/1/30
-------------------------------------------------------------------------
                                                             $  2,125,960
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.5%
-------------------------------------------------------------------------
    $10,000        Anaheim, CA, Public Financing Authority   $  1,879,300
                   Lease Revenue, (FSA), 0.00%, 9/1/31
      2,500        Saint Louis, MO, IDA, (Convention Center       950,575
                   Hotel), (AMBAC), 0.00%, 7/15/19
-------------------------------------------------------------------------
                                                             $  2,829,875
-------------------------------------------------------------------------
Insured-Transportation -- 7.9%
-------------------------------------------------------------------------
    $ 1,500        Central Puget Sound, WA, Transportation   $  1,345,065
                   Authority, (FGIC), 4.75%, 2/1/28
      2,050        Cleveland, OH, Airport System, (FSA),        1,934,831
                   5.00%, 1/1/31
      1,500        Florida Turnpike Authority, (Department      1,314,240
                   of Transportation), (FGIC),
                   4.50%, 7/1/27
      2,000        Metropolitan Transportation Authority,       1,952,520
                   NY, Commuter Facilities Revenue, (FGIC),
                   5.00%, 4/1/23
      1,500        Metropolitan Transportation Authority,       1,479,525
                   NY, Commuter Facilities, (AMBAC),
                   5.00%, 7/1/20
      1,500        New Jersey Turnpike Authority, RITES,        1,597,755
                   (MBIA), Variable Rate, 1/1/30(2)(3)
      1,820        Ohio Turnpike Commission, (FGIC),            1,929,145
                   5.50%, 2/15/18
      1,930        Ohio Turnpike Commission, (FGIC),            2,032,194
                   5.50%, 2/15/26
      2,000        Puerto Rico Highway and Transportation       1,833,720
                   Authority, (FSA), 4.75%, 7/1/38
-------------------------------------------------------------------------
                                                             $ 15,418,995
-------------------------------------------------------------------------
Insured-Utilities -- 1.3%
-------------------------------------------------------------------------
    $ 6,500        Long Island Power Authority, NY,          $  1,824,030
                   Electric System, (FSA), 0.00%, 6/1/25
      2,865        Ohio Municipal Electric Generation             622,249
                   Agency, (MBIA), 0.00%, 2/15/29
-------------------------------------------------------------------------
                                                             $  2,446,279
-------------------------------------------------------------------------
Insured-Water and Sewer -- 5.4%
-------------------------------------------------------------------------
    $ 1,000        Fairmont, WV, Waterworks, (AMBAC),        $    880,030
                   4.50%, 7/1/24
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Water and Sewer (continued)
-------------------------------------------------------------------------
    $ 1,000        Henry County, GA, Water and Sewer         $  1,029,410
                   Authority, (FGIC), 5.625%, 2/1/30
         30        Los Angeles, CA, Department of Water and       308,040
                   Power, (MBIA), Variable Rate,
                   2/15/24(2)(3)
      1,000        Loudoun County, VA, Sanitation                 920,900
                   Authority, Water and Sewer Revenue,
                   (MBIA), 4.75%, 1/1/30
      2,000        Louisville and Jefferson County, KY,         1,817,680
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 4.75%, 5/15/28
      3,000        Metropolitan Water District, (Southern       2,797,050
                   California Waterworks), (MBIA),
                   Variable Rate, 7/1/27(2)(3)
      3,000        New York City, NY, Municipal Water           2,707,860
                   Finance Authority, (Water and Sewer
                   System), (FGIC), 4.75%, 6/15/31
-------------------------------------------------------------------------
                                                             $ 10,460,970
-------------------------------------------------------------------------
Miscellaneous -- 3.8%
-------------------------------------------------------------------------
    $ 1,000        Barona, CA, (Band of Mission Indians),    $  1,018,400
                   8.25%, 1/1/20
      1,000        Mohegan Tribe Indians, CT, Gaming              986,340
                   Authority, 6.25%, 1/1/21
        500        San Juan, NM, Pueblo Development               474,765
                   Authority, 7.00%, 10/15/06
      1,000        Santa Fe, NM, (Crow Hobbs),                  1,040,460
                   8.50%, 9/1/16
      4,000        Tobacco Settlement Financing Corp.,          3,894,120
                   5.875%, 5/15/39
-------------------------------------------------------------------------
                                                             $  7,414,085
-------------------------------------------------------------------------
Nursing Home -- 5.2%
-------------------------------------------------------------------------
    $   980        Bell County, TX, (Heritage Oaks           $    677,768
                   Healthcare), 6.70%, 6/1/29
      1,385        Bell County, TX, (Riverside Healthcare,      1,164,619
                   Inc. - Normandy Terrace), 9.00%, 4/1/23
        920        Clovis, NM, IDR, (Retirement Ranches,          946,266
                   Inc.), 7.75%, 4/1/19
      1,000        Colorado HFA, (Volunteers of America),         812,180
                   5.875%, 7/1/28
      1,100        Massachusetts IFA, (Age Institute of         1,078,143
                   Massachusetts), 8.05%, 11/1/25
      1,210        Montgomery, PA, IDA, (Advancement of         1,190,495
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23
        550        Ohio HFA, Retirement Rental Housing,           470,404
                   (Encore Retirement Partners),
                   6.75%, 3/1/19
      2,000        Orange County, FL, Health Facilities         1,818,340
                   Authority, (Westminster Community Care),
                   6.60%, 4/1/24

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
    $   415        Tarrant County, TX, Health Facilities     $     19,713
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(4)
        265        Tarrant County, TX, Health Facilities          261,346
                   Authority, (Heart of Texas),
                   8.00%, 9/2/25
      1,700        Wisconsin HEFA, (Wisconsin Illinois          1,597,643
                   Senior Housing), 7.00%, 8/1/29
-------------------------------------------------------------------------
                                                             $ 10,036,917
-------------------------------------------------------------------------
Senior Living / Life Care -- 5.1%
-------------------------------------------------------------------------
    $ 1,250        Albuquerque, NM, Retirement Facilities,   $  1,005,638
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28
      1,475        Albuquerque, NM, Retirement Facilities,      1,286,480
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28
      1,265        Grove City, PA, Area Hospital Authority,     1,205,747
                   (Grove Manor), 6.625%, 8/15/29
      1,500        Kansas City, MO, IDA, (Kingswood United      1,289,340
                   Methodist Manor), 5.875%, 11/15/29
      1,500        New Jersey EDA, (Fellowship Village),        1,367,100
                   5.50%, 1/1/25
      2,500        North Central, TX, Health Facility           2,500,000
                   Development Corp., (Dallas Jewish
                   Community Foundation), 5.20%, 12/1/30
      1,485        North Miami, FL, Health Facilities           1,265,948
                   Authority, (Imperial Club),
                   6.75%, 1/1/33
-------------------------------------------------------------------------
                                                             $  9,920,253
-------------------------------------------------------------------------
Special Tax Revenue -- 7.5%
-------------------------------------------------------------------------
    $ 1,465        Bell Mountain Ranch, CO, Metropolitan     $  1,435,627
                   District, 6.625%, 11/15/25
      1,230        Brentwood, CA, Infrastructure Financing      1,183,076
                   Authority, 5.60%, 9/2/19
      2,000        Cleveland-Cuyahoga County, OH, Port          1,969,700
                   Authority, 7.00%, 12/1/18
      1,340        Fleming Island, FL, Plantation Community     1,352,020
                   Development District, 6.30%, 2/1/05
      1,500        Frederick County, MD, Urbana Community       1,516,740
                   Development Authority, 6.625%, 7/1/25
      1,610        Lincoln, CA, Public Financing Authority,     1,620,642
                   (Twelve Bridges), 6.20%, 9/2/25
      1,200        New York City, NY, Transitional Finance      1,097,004
                   Authority, 4.75%, 11/1/23
      1,000        New York City, NY, Transitional Finance        913,860
                   Authority, 4.75%, 11/15/23
      3,500        New York State Local Government              3,442,390
                   Assistance Corp., 5.00%, 4/1/21
-------------------------------------------------------------------------
                                                             $ 14,531,059
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 4.2%
-------------------------------------------------------------------------
    $ 1,500        Connector 2000 Association, Inc., SC      $  1,104,870
                   Bridge & Toll Road, (Southern
                   Connector), 5.25%, 1/1/23
      3,500        New Jersey Transportation Trust Fund         3,494,505
                   Authority, Residual Certificates,
                   Variable Rate, 6/15/17(1)(2)
      1,200        Port Authority of New York and New           1,199,568
                   Jersey, 5.375%, 3/1/28
      2,250        Puerto Rico Highway and Transportation       2,276,483
                   Authority, 5.50%, 7/1/36(5)
-------------------------------------------------------------------------
                                                             $  8,075,426
-------------------------------------------------------------------------
Utilities-Electrical and Gas -- 2.0%
-------------------------------------------------------------------------
    $ 4,435        San Antonio, TX, Electric and Natural     $  3,979,614
                   Gas, 4.50%, 2/1/21
-------------------------------------------------------------------------
                                                             $  3,979,614
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.8%
   (identified cost $184,860,375)                            $187,786,896
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.2%                       $  6,256,363
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $194,043,259
-------------------------------------------------------------------------

 At December 31, 2001, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:


------------------------------------------------
California                                  12.8%
New York                                    11.2%
Others, representing less than 10%          72.8%
individually
------------------------------------------------

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2001, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.3% to 8.4% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Non-income producing security.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $184,860,375)                          $187,786,896
Cash                                         2,820,400
Receivable for investments sold                 30,083
Receivable for Fund shares sold                433,250
Interest receivable                          3,630,646
Receivable for open swap contracts              46,265
Prepaid expenses                                   967
------------------------------------------------------
TOTAL ASSETS                              $194,748,507
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    447,261
Payable for Fund shares redeemed               151,213
Payable for daily variation margin on
   open financial futures contracts             33,375
Payable to affiliate for Trustees' fees          3,405
Payable to affiliate for distribution
   and service fees                                 61
Accrued expenses                                69,933
------------------------------------------------------
TOTAL LIABILITIES                         $    705,248
------------------------------------------------------
NET ASSETS                                $194,043,259
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $195,333,360
Accumulated net realized loss (computed
   on the basis of identified cost)         (4,493,622)
Accumulated undistributed net investment
   income                                      178,921
Net unrealized appreciation (computed on
   the basis of identified cost)             3,024,600
------------------------------------------------------
TOTAL                                     $194,043,259
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 68,123,627
SHARES OUTSTANDING                           7,294,062
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.34
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.34)       $       9.81
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 40,168,487
SHARES OUTSTANDING                           4,329,232
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.28
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $ 85,751,145
SHARES OUTSTANDING                           8,402,989
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.20
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
-----------------------------------------------------
Interest                                  $11,235,045
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $11,235,045
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   878,571
Trustees' fees and expenses                    13,519
Distribution and service fees
   Class A                                    150,097
   Class B                                    341,066
Transfer and dividend disbursing agent
   fees                                       105,765
Custodian fee                                 108,621
Legal and accounting services                  49,145
Registration fees                              35,640
Printing and postage                           12,987
Miscellaneous                                  36,510
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,731,921
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    55,759
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    55,759
-----------------------------------------------------
NET EXPENSES                              $ 1,676,162
-----------------------------------------------------
NET INVESTMENT INCOME                     $ 9,558,883
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   627,745
   Financial futures contracts                (62,642)
-----------------------------------------------------
NET REALIZED GAIN                         $   565,103
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(2,180,061)
   Financial futures contracts                490,465
   Interest rate swap contracts                46,265
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,643,331)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(1,078,228)
-----------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $ 8,480,655
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       9,558,883  $       8,637,825
   Net realized gain (loss)                         565,103         (2,815,318)
   Net change in unrealized appreciation
      (depreciation)                             (1,643,331)        16,435,514
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $       8,480,655  $      22,258,021
------------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class A                             $      (3,091,735) $      (2,709,380)
      Class B                                    (1,514,372)        (1,121,269)
      Class I                                    (4,705,758)        (4,795,419)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (9,311,865) $      (8,626,068)
------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $      26,978,375  $      12,938,387
      Class B                                    16,641,044          8,616,668
      Class I                                     9,211,391          7,529,063
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     1,124,444            936,570
      Class B                                       796,016            622,086
      Class I                                     2,265,165          2,045,902
   Cost of shares redeemed
      Class A                                   (12,814,417)       (14,185,370)
      Class B                                    (5,317,855)        (5,863,309)
      Class I                                   (11,158,259)       (16,225,946)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $      27,725,904  $      (3,585,949)
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      26,894,694  $      10,046,004
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     167,148,565  $     157,102,561
------------------------------------------------------------------------------
AT END OF YEAR                            $     194,043,259  $     167,148,565
------------------------------------------------------------------------------

Accumulated undistributed
net investment income included
in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $         178,921  $          11,757
------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS A
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      2001(1)(2)          2000        1999          1998(1)(3)
--------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.370          $ 8.590     $ 9.970          $10.000
--------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------
Net investment income                  $ 0.497          $ 0.502     $ 0.505          $ 0.502
Net realized and unrealized
   gain (loss)                          (0.040)           0.776      (1.357)           0.099
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.457          $ 1.278     $(0.852)         $ 0.601
--------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------
From net investment income             $(0.487)         $(0.498)    $(0.512)         $(0.522)
From net realized gain                      --               --      (0.016)          (0.109)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.487)         $(0.498)    $(0.528)         $(0.631)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.340          $ 9.370     $ 8.590          $ 9.970
--------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           4.96%           15.38%      (8.85)%           6.07%
--------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $68,124          $53,271     $49,427          $32,352
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.93%            0.97%       0.71%            0.65%
   Expenses after custodian
      fee reduction                       0.90%            0.96%       0.69%            0.60%
   Net investment income                  5.27%            5.60%       5.31%            5.07%
Portfolio Turnover                          13%              46%         80%              38%
--------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.23% to 5.27%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      2001(1)(2)          2000        1999          1998(1)(3)
--------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.300          $ 8.520     $ 9.880          $10.000
--------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------
Net investment income                  $ 0.433          $ 0.426     $ 0.431          $ 0.416
Net realized and unrealized
   gain (loss)                          (0.036)           0.779      (1.343)           0.006
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.397          $ 1.205     $(0.912)         $ 0.422
--------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------
From net investment income             $(0.417)         $(0.425)    $(0.432)         $(0.433)
From net realized gain                      --               --      (0.016)          (0.109)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.417)         $(0.425)    $(0.448)         $(0.542)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.280          $ 9.300     $ 8.520          $ 9.880
--------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           4.36%           14.58%      (9.51)%           4.03%
--------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $40,168          $28,222     $22,738          $10,008
Ratios (As a percentage of
   average daily net assets):
   Expenses                               1.68%            1.71%       1.47%            1.39%
   Expenses after custodian
      fee reduction                       1.65%            1.70%       1.45%            1.34%
   Net investment income                  4.62%            4.86%       4.61%            4.33%
Portfolio Turnover                          13%              46%         80%              38%
--------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 4.58% to 4.62%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CLASS I
                                  ---------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------
                                      2001(1)(2)          2000        1999        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.240          $ 9.380     $10.870      $ 10.840      $10.070
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.570          $ 0.560     $ 0.553      $  0.574      $ 0.584
Net realized and unrealized
   gain (loss)                          (0.053)           0.857      (1.464)        0.141        0.785
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.517          $ 1.417     $(0.911)     $  0.715      $ 1.369
-------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.557)         $(0.557)    $(0.563)     $ (0.576)     $(0.599)
From net realized gain                      --               --      (0.016)       (0.109)          --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.557)         $(0.557)    $(0.579)     $ (0.685)     $(0.599)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.200          $10.240     $ 9.380      $ 10.870      $10.840
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           5.14%           15.63%      (8.69)%        6.75%       14.13%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $85,751          $85,656     $84,938      $105,824      $92,375
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.69%            0.77%       0.69%         0.70%        0.81%
   Expenses after custodian
      fee reduction                       0.66%            0.76%       0.67%         0.65%        0.77%
   Net investment income                  5.53%            5.82%       5.38%         5.25%        5.69%
Portfolio Turnover                          13%              46%         80%           38%          34%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.50% to 5.53%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities. Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities using the interest method of amortization. Prior to January 1, 2001, the Fund amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $138,576 increase in cost of securities and a corresponding $138,576 decrease in net unrealized appreciation, based on securities held by the Fund on December 31, 2000.

   The effect of this change for the year ended December 31, 2001 was to increase net investment income by $64,547, decrease net realized gain by $8,572 and decrease net unrealized appreciation by $55,975.

   The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in policy.

 C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. At December 31, 2001, the Fund, for federal income tax purposes had a capital loss carryover of $4,506,460 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2007 ($1,244,886) and December 31,
   2008 ($3,261,574).

   At December 31, 2001, the undistributed tax-exempt income on a tax basis was $178,921. The Fund did not have any undistributed long-term gains at December 31, 2001.

 D Interest Rate Swaps -- The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 H When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 I Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 K Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 L Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
-------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      2,848,401    1,429,904
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 119,379      115,168
    Redemptions                               (1,359,712)  (1,615,228)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                    1,608,068      (70,156)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,778,948      969,954
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  84,991       70,991
    Redemptions                                 (568,547)    (675,861)
    ------------------------------------------------------------------
    NET INCREASE                               1,295,392      365,084
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS I                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        889,686      770,269
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 220,124      230,650
    Redemptions                               (1,074,412)  (1,692,622)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       35,398     (691,703)
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2001, the fee was equivalent to 0.50% of the Fund's average daily net assets for such period and amounted to $878,571. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $23,677 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2001.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The
   Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $255,658 for Class B shares to EVD for the year ended December 31, 2001, representing 0.75% of the average daily net assets for Class B shares. At December 31, 2001, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,527,000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and /or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2001 amounted to $150,097 and $85,409 for Class A and Class B shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $114,000 of CDSC paid by Class B shareholders for the year ended December 31, 2001.

7 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $46,320,335 and $22,990,204 respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2001.

9 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $184,795,722
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,341,265
    Gross unrealized depreciation               (5,350,091)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,991,174
    ------------------------------------------------------

   The net appreciation on other derivatives is $98,079, consisting of net appreciation of $51,814 on futures and net appreciation of $46,265 on swaps.

10 Financial Instruments
-------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at December 31, 2001, is as follows:

                                 FUTURES CONTRACTS
  -------------------------------------------------------------------------------
  EXPIRATION                                                       NET UNREALIZED
  DATE(S)      CONTRACTS                                 POSITION   APPRECIATION
  -------------------------------------------------------------------------------
  3/02         5 Municipal Bond                          Short        $ 6,222
  -------------------------------------------------------------------------------
  3/02         29 US Treasury Bond                       Short         45,592
  -------------------------------------------------------------------------------
                                                                      $51,814
  -------------------------------------------------------------------------------

   At December 31, 2001, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

   The Fund has entered into an interest rate swap agreement with Morgan Guaranty Trust Company of New York whereby the Fund makes bi-annual payments at a fixed

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   rate equal to 4.653% on the notional amount of $3,000,000. In exchange, the Fund receives bi-annual payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contracts, which terminate at November 1, 2021, are recorded as a receivable for open swap contracts of $46,265 at December 31, 2001.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL BOND FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Bond Fund (the "Fund") as of December 31, 2001, including the portfolio of investments and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 1, 2002

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Municipal Bond Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

                                                       TERM OF                                   NUMBER OF PORTFOLIOS
       NAME, ADDRESS          POSITION(S) WITH        OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX
          AND AGE                 THE FUND       LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE(4)
----------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz(1)      Trustee            Trustee Since         President and Chief                 165
Age 42                                           1998                  Executive Officer of
The Eaton Vance Building                                               National Financial
255 State Street                                                       Partners (financial
Boston, MA 02109                                                       services company)
                                                                       (since April 1999).
                                                                       President and Chief
                                                                       Operating Officer of
                                                                       John A. Levin & Co.
                                                                       (registered investment
                                                                       advisor) (July 1997 to
                                                                       April 1999) and a
                                                                       Director of Baker,
                                                                       Fentress & Company
                                                                       which owns John A.
                                                                       Levin & Co., a
                                                                       registered investment
                                                                       advisor (July 1997 to
                                                                       April 1999). Executive
                                                                       Vice President of Smith
                                                                       Barney Mutual Funds
                                                                       (July 1994 to June
                                                                       1997).
James B. Hawkes(2)            President and      President and         Chairman, President and             170
Age 60                        Trustee            Trustee Since 1991    Chief Executive Officer
The Eaton Vance Building                                               of BMR, EVM and their
255 State Street                                                       corporate parent, Eaton
Boston, MA 02109                                                       Vance Corp. (EVC) and
                                                                       corporate trustee Eaton
                                                                       Vance, Inc. (EV); Vice
                                                                       President of EVD.
                                                                       President or officer of
                                                                       170 funds managed by
                                                                       Eaton Vance or its
                                                                       affiliates.


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Jessica M. Bibliowicz(1)
Age 42
The Eaton Vance Building
255 State Street
Boston, MA 02109
James B. Hawkes(2)            Director of EVC, EV
Age 60                        and EVD.
The Eaton Vance Building
255 State Street
Boston, MA 02109

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED DIRECTORS(S)

                                                      TERM OF                                   NUMBER OF PORTFOLIOS
       NAME, ADDRESS          POSITION(S) WITH       OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX
          AND AGE                 THE FUND      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE(4)
---------------------------------------------------------------------------------------------------------------------
Donald R. Dwight              Trustee           Trustee Since         President of Dwight                 170
Age 70                                          1986                  Partners, Inc.
The Eaton Vance Building                                              (corporate relations
255 State Street                                                      and communications
Boston, MA 02109                                                      company).
Samuel L. Hayes, III          Trustee           Trustee Since         Jacob H. Schiff                     170
Age 67                                          1986                  Professor of Investment
The Eaton Vance Building                                              Banking Emeritus,
255 State Street                                                      Harvard University
Boston, MA 02109                                                      Graduate School of
                                                                      Business
                                                                      Administration.


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Donald R. Dwight              Trustee/Director of
Age 70                        the Royce Funds
The Eaton Vance Building      (consisting of 17
255 State Street              portfolios).
Boston, MA 02109
Samuel L. Hayes, III          Director of
Age 67                        Tiffany & Co.
The Eaton Vance Building      Director of
255 State Street              Telect, Inc.
Boston, MA 02109

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

DISINTERESTED DIRECTORS(S) (CONTINUED)

                                                      TERM OF                                   NUMBER OF PORTFOLIOS
       NAME, ADDRESS          POSITION(S) WITH       OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX
          AND AGE                 THE FUND      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE(4)
---------------------------------------------------------------------------------------------------------------------
Norton H. Reamer              Trustee           Trustee Since         Chairman and Chief                  170
Age 66                                          1986                  Operating Officer,
The Eaton Vance Building                                              Hellman, Jordan
255 State Street                                                      Management Co., Inc.
Boston, MA 02109                                                      (an investment
                                                                      management company).
                                                                      President, Unicorn
                                                                      Corporation (investment
                                                                      and financial advisory
                                                                      services company)
                                                                      (since September 2000).
                                                                      Formerly, Chairman of
                                                                      the Board, United Asset
                                                                      Management Corporation
                                                                      (a holding company
                                                                      owning institutional
                                                                      investment management
                                                                      firms) and Chairman,
                                                                      President and Director,
                                                                      UAM Funds (mutual
                                                                      funds).
Lynn A. Stout                 Trustee           Trustee Since         Professor of Law,                   165
Age 44                                          1998                  University of
The Eaton Vance Building                                              California at Los
255 State Street                                                      Angeles School of Law
Boston, MA 02109                                                      (since July 2001).
                                                                      Formerly, Professor of
                                                                      Law, Georgetown
                                                                      University Law Center
                                                                      (prior to July 2001).
Jack L. Treynor               Trustee           Trustee Since         Investment Adviser and              167
Age 72                                          1984                  Consultant.
The Eaton Vance Building
255 State Street
Boston, MA 02109


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Norton H. Reamer
Age 66
The Eaton Vance Building
255 State Street
Boston, MA 02109
Lynn A. Stout
Age 44
The Eaton Vance Building
255 State Street
Boston, MA 02109
Jack L. Treynor
Age 72
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                      TERM OF
       NAME, ADDRESS          POSITION(S) WITH       OFFICE AND       PRINCIPAL OCCUPATION(S)
          AND AGE                 THE FUND      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
William H. Ahern, Jr.         Vice President    Vice President Since  Vice President of EVM
Age 42                        of Trust          1995                  and BMR. Officer of
The Eaton Vance Building                                              thirty- four investment
255 State Street                                                      companies managed by
Boston, MA 02109                                                      EVM or BMR.
Thomas J. Fetter              Vice President    Vice President Since  Vice President of BMR
Age 58                        of Trust          1997                  and EVM. Officer of 112
The Eaton Vance Building                                              investment companies
255 State Street                                                      managed by EVM or BMR.
Boston, MA 02109
Armin J. Lang                 Vice President    Vice President Since  Vice President of EVM
Age 37                        of Trust          1999                  and BMR since March,
The Eaton Vance Building                                              1998. Previously, a
255 State Street                                                      Vice President at
Boston, MA 02109                                                      Standish, Ayer & Wood.
                                                                      Officer of twenty-three
                                                                      investment companies
                                                                      managed by EVM or BMR.


       NAME, ADDRESS
          AND AGE
----------------------------
William H. Ahern, Jr.
Age 42
The Eaton Vance Building
255 State Street
Boston, MA 02109
Thomas J. Fetter
Age 58
The Eaton Vance Building
255 State Street
Boston, MA 02109
Armin J. Lang
Age 37
The Eaton Vance Building
255 State Street
Boston, MA 02109

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

                                                      TERM OF
       NAME, ADDRESS          POSITION(S) WITH       OFFICE AND       PRINCIPAL OCCUPATION(S)
          AND AGE                 THE FUND      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Michael R. Mach               Vice President    Vice President Since  Vice President of BMR
Age 54                        of Trust          1999                  and EVM since
The Eaton Vance Building                                              December 15, 1999.
255 State Street                                                      Previously, Managing
Boston, MA 02109                                                      Director and Senior
                                                                      Analyst for Robertson
                                                                      Stephens (1998-1999);
                                                                      Managing Director and
                                                                      Senior Analyst for
                                                                      Piper Jaffray
                                                                      (1996-1998); and Senior
                                                                      Vice President, Senior
                                                                      Analyst and Portfolio
                                                                      Manager for Putnam
                                                                      Investments
                                                                      (1989-1996). Officer of
                                                                      twenty-four investment
                                                                      companies managed by
                                                                      EVM or BMR.
Robert B. MacIntosh           Vice President    Vice President Since  Vice President of BMR
Age 45                        of Trust          1998                  and EVM. Officer of 111
The Eaton Vance Building                                              investment companies
255 State Street                                                      managed by EVM or BMR.
Boston, MA 02109
Duncan W. Richardson          Vice President    Vice President Since  Senior Vice President
Age 44                        of Trust          2001                  and Chief Equity
The Eaton Vance Building                                              Investment Officer of
255 State Street                                                      EVM and BMR. Officer of
Boston, MA 02109                                                      twenty-seven investment
                                                                      companies managed by
                                                                      EVM or BMR.
Walter A. Row, III            Vice President    Vice President Since  Director of Equity
Age 44                        of Trust          2001                  Research and Vice
The Eaton Vance Building                                              President of EVM and
255 State Street                                                      BMR. Officer of
Boston, MA 02109                                                      twenty-two investment
                                                                      companies managed by
                                                                      BMR or EVM.
Edward E. Smiley, Jr.         Vice President    Vice President Since  Vice President of BMR
Age 57                        of Trust          1999                  and EVM. Officer of
The Eaton Vance Building                                              thirty-four investment
255 State Street                                                      companies managed by
Boston, MA 02109                                                      EVM or BMR.
Alan R. Dynner                Secretary         Secretary Since       Vice President,
Age 61                                          1997                  Secretary and Chief
The Eaton Vance Building                                              Legal Officer of BMR,
255 State Street                                                      EVM and EVC; Vice
Boston, MA 02109                                                      President, Secretary
                                                                      and Clerk of EVD.
                                                                      Secretary of 170 funds
                                                                      managed by EVM and its
                                                                      affiliates.
James L. O'Connor             Treasurer         Treasurer Since       Vice President of BMR
Age 56                                          1989                  and EVM; Vice President
The Eaton Vance Building                                              of EVD. Treasurer of
255 State Street                                                      170 funds managed by
Boston, MA 02109                                                      EVM and its affiliates.

The statement of additional information for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9656
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


   For more information about Eaton Vance's privacy policies, call:
                              1-800-262-1122


EATON VANCE MUNICIPAL BOND FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

279-2/02                                                                  MBSRC